                                                                   EXHIBIT 10.40

                 CONTRIBUTION AGREEMENT - BASIC ECONOMIC TERMS
                                (WILSON - WIBLE)

     The undersigned Transferor agrees to transfer the Property to the undersigned Transferee and Transferee agrees to accept the transfer on the following terms and conditions:


     1.   Incorporation by Reference.    All of the terms and conditions of:
          ---------------------------
          a. The General Conditions to Contribution Agreement (the "General Conditions");
          b. The Addenda to General Conditions to Contribution Agreement (the "Addenda");
          c. The Exhibits to General Conditions to Contribution Agreement (the "Exhibits"); and
          d. The Schedules to General Conditions to Contribution Agreement (the "Schedules")

which are attached hereto are incorporated by reference herein as being the agreement of the undersigned.

     2.   Project.          WILSON - WIBLE.
          --------

     3.   Transferor.       HUGHES INVESTMENTS.
          -----------

     4.   Transferee.       ALEXANDER HAAGEN PROPERTIES OPERATING PARTNERSHIP,
          ----------
 L.P., a California limited partnership.

     5.   Consideration to Transferor.              The total sum of $700,282
          ----------------------------

which is comprised of the following elements:

a.  Existing Debt                                                    $369,068

b.  Prepayment Fees and other Lender related expenses charged
    against Transferor (estimated)                                     $2,941

c.  Commission obligations of Transferor paid by Transferee and
    charged against Transferor                                             $0

d.  Transferor's share of Closing Costs (estimated)                  $ 25,000

e.  Prorations charged against Transferor (estimated)                  $5,000

f.  Miscellaneous                                                          $0

g.  OP Units to be issued to Transferor                              $298,273

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

h.  Cash                                                                       $0

i.  Total of Cash and OP Units                                           $298,273
                                                                         --------
h.  Total Consideration                                                  $700,282
                                                                         ========

     The Total Consideration is subject to adjustment as provided herein and in the General Conditions, the Addenda, the Exhibits and the Schedules.

     6.  Debt.   Transferee shall not be required to allocate any debt to
         ----
Transferor as provided in Addendum V.

     7.  Special Provision:
         -----------------

     Transferee will pay off the Debt to which the Property is subject immediately following the conveyance of the Property to Transferee. The principal amount of such payment, any accrued but unpaid interest thereon and any fees of Lender in connection with such payment shall be charged against Transferor's Consideration. The principal amount of the Debt, the accrued but unpaid interest thereon and any fees and/or prepayment penalties of Lender shall be verified prior to the Closing Date by a fully executed Lender's Beneficiary Statement in such form and substance as shall be reasonably satisfactory to and approved in writing by Transferee.

     Executed as of March 23, 1998.


Transferor:                   Hughes Investments, a California general
                              partnership

                              By:  WWH Investments, Inc., a California
                                   corporation, general partner


                                   By:_____________________________
                                      William W. Hughes, Jr.
                                      Its:  President

Transferee:                    Alexander Haagen Properties Operating
                               Partnership, L.P.
                               a California limited partnership

                               By:  Alexander Haagen Properties, Inc.,
                                    a Maryland corporation, its General Partner

                                    By:  Fred Bruning
                                       ----------------------------

                                    Its: Senior Vice President
                                        ---------------------------


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

                           AGREEMENT OF TITLE COMPANY

The undersigned executes this Agreement for the purposes of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of the Earnest Money from the Transferee.


                                    First American Title Insurance Company


                                    By:
                                       ---------------------------------------

                                    Its:
                                        --------------------------------------

                                    Date:  ________________________, 1998

                                    Escrow No. N984016E

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